UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2017
________________________________________________________
________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600
Not Applicable
________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.
On December 8, 2017, that certain indenture, dated as of November 10, 2015 (as amended and supplemented through the date hereof), among Platform Specialty Products Corporation ("Platform"), the guarantors named therein and Computershare Trust Company, N.A., as trustee, governing the 2021 Notes (as defined under "Cash Tender Offer and Redemption" in Item 8.01 of this Current Report on Form 8-K), was terminated as a result of the completion of the Tender Offer and the Redemption detailed in Item 8.01 of this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under "Issuance of New 5.875% Senior Notes due 2025" in Item 8.01 of this Current Report on Form 8-K is hereby incorporated in this Item 2.03 by reference.
Item 7.01. Regulation FD Disclosure.
On December 8, 2017, Platform issued a press release announcing the closing of its offering of an aggregate principal amount of $250 million of New Notes (as defined under Item 8.01 of this Current Report on Form 8-K), a copy of which is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.
The information contained in this Item 7.01, and Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.
Item 8.01 Other Events.
Issuance of New 5.875% Senior Notes due 2025
On December 8, 2017, Platform completed a private offering of $250 million aggregate principal amount of 5.875% senior notes due 2025 (the “New Notes”). The New Notes were issued as additional notes under a certain indenture dated as of November 24, 2017 among Platform, the guarantors named therein and Computershare Trust Company, N.A., as Trustee (the “Indenture”), which is the same indenture pursuant to which Platform's $550 million aggregate principal amount of 5.875% senior notes due 2025 were issued on November 24, 2017 (the "Existing Notes"). Accordingly, the New Notes have the same terms as, and are fungible and form a single series with, the Existing Notes, except for the issue date and the issue price.
A summary description of the Existing Notes and the Indenture was previously included in Platform's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 27, 2017, and is incorporated by reference herein.
Cash Tender Offer and Redemption
On December 8, 2017, Platform issued a press release announcing the final tender results of its previously announced cash tender offer (the “Tender Offer”) and related consent solicitation (the “Consent Solicitation”) for any and all of its outstanding $500,000,000 aggregate principal amount of 10.375% senior notes due 2021, issued on November 10, 2015 (the “2021 Notes”). The Tender Offer expired at midnight, New York City time, at the end of December 7, 2017 (the "Expiration Time").
As previously announced, holders of 2021 Notes had previously validly tendered a total of $332,358,000 aggregate principal amount of 2021 Notes, or 66.47% of the total outstanding 2021 Notes, at or prior to 5:00 p.m., New York City time, on November 22, 2017, pursuant to the Tender Offer. As a result, Platform received the requisite consents in the Consent Solicitation to adopt amendments to the indenture governing the 2021 Notes (the “2021 Indenture”) to, among other things, eliminate substantially all of the restrictive covenants and certain events of default contained in the 2021 Indenture.
At the Expiration Time of the Tender Offer, holders of no additional Notes had validly tendered their Notes after the Early Tender Time.
As previously announced, Platform issued a conditional notice of redemption of all outstanding 2021 Notes (the “Redemption”) at the redemption price of 100% of the principal amount thereof plus the Applicable Premium (as defined in, and determined in accordance with, the 2021 Indenture), plus accrued and unpaid interest, if any, to, but not including, the redemption date. As a result of the completed Redemption, the remaining $167,642,000 aggregate principal amount of 2021 Notes not tendered in the Tender Offer were redeemed pursuant to the Redemption on December 8, 2017.
A copy of the press release announcing the final tender results and completion of the Redemption is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1
Indenture, dated as of November 24, 2017, among Platform, the guarantors named therein and Computershare Trust Company, N.A. (filed as Exhibit 4.1 to Platform’s Current Report on Form 8-K filed on November 27, 2017, and incorporated herein by reference)

4.2
Form of 5.875% senior notes due 2025 (included as Exhibit A to Exhibit 4.2 filed as Exhibit 4.1 to Platform’s Current Report on Form 8-K filed on November 27, 2017, and incorporated herein by reference).

99.1	Press release, issued on December 8, 2017, announcing the closing of the New Notes offering (furnished only).
99.2	Press release, issued on December 8, 2017, announcing the final results of the Tender Offer and completion of the Redemption.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION
(Registrant)
December 8, 2017	/s/ John E. Capps
(Date)	John E. Capps
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
4.1
Indenture, dated as of November 24, 2017, among Platform, the guarantors named therein and Computershare Trust Company, N.A. (filed as Exhibit 4.1 to Platform’s Current Report on Form 8-K filed on November 27, 2017, and incorporated herein by reference)

4.2
Form of 5.875% senior notes due 2025 (included as Exhibit A to Exhibit 4.2 filed as Exhibit 4.1 to Platform’s Current Report on Form 8-K filed on November 27, 2017, and incorporated herein by reference).

99.1	Press release, issued on December 8, 2017, announcing the closing of the New Notes offering (furnished only).
99.2	Press release, issued on December 8, 2017, announcing the final results of the Tender Offer and completion of the Redemption.